Exhibit 10.47

PSA-AVO6-PSA0030

Statement of Work     *

Exhibit A

* customize SOW numbering by assigning an alpha letter for each country then sequentially number:

1,2,3, etc.

This Statement of Work (“SOW”) is not an authorization to proceed until the Avago

Technologies, Inc. Operations Procurement Hub has assigned a Purchase Order number.

A Statement of Work must be completed before an order will be placed.

This SOW is between Avago Technologies, Inc. c/o Kohlberg, Kravis Roberts & Co, L.P.

(“AVAGO”) and MANPOWER STAFFING SERVICES (M) SDN BHD

Project Name: Outsource of indirect buyers

Avago Master Agreement #

Purchase Order (“PO”) number:

(Blanket PO & PO numbers assigned by Avago Operations Procurement Process Team)

This Statement of Work is governed under the Terms and Conditions of the Professional Service Agreement, noted above, between Avago Operating CO, Inc. and Contractor and is fully incorporated therein. All terms used in this Statement of Work, and not otherwise defined, will have the same meaning as in the Professional Service Agreement.

1. Term of SOW:

Commencing Date:	December 1, 2005
Ending Date:	October 31, 2006

2. AVAGO Location Information:
Avago Site/Division:	Avago Technoloqies
Address:	350 W. Trimble Rd. 90MG
City/State/Zip Code	San Jose, CA 95131
Country	USA

3. RESOURCES ASSIGNED TO THIS SOW

3.1. Project Managers

The Project Managers will be the persons authorized to act as the primary point of contact for AVAGO and Contractor and will be responsible for their company’s performance under this SOW.

AVAGO Project Manager:		Contractor Project Manager:
Name:	Ted Kevranian	Name:	William Cornog
Title:	Project Manager	Title:	Director
Phone Number:	408-435-6165	Phone Number:	646-522-6780 -cell #
Fax Number:	408-435-4251	Fax Number:	No fax yet

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E-Mail Address:	Ted.kevranian@ avagotech.com	E-Mail Address:	CornW@kkr.com

3.2. Escalation Managers Assigned to this SOW.

The Escalation Managers will be the persons authorized to negotiate, in good faith, to resolve disputes relative to responsibilities as contained in this SOW.

AVAGO Escalation Manager:	Contractor Escalation Manager
Name:	Name:
Title:	Title:
Phone Number:	Phone Number:
Fax Number:	Fax Number:
E-Mail Address:	E-Mail Address:

4. SCOPE OF WORK:

Describe the objective, work product and services to be performed.

•	Day 2 support to GIO functions on their objectives, strategies, and budgets
•	Assist Avago staff in developing the process for 100 days plan and regular reviews

5. SERVICES TO BE DELIVERED UNDER THIS SOW:

5.1. Contractor Responsibilities:

Please refer to attached SOW

Milestones and Deliverables:

Performance Metrics
#	Milestone(s) and/or Deliverable(s)	Deliverable Specifications based on AVAGO’ criteria	Cost	Completion Date
1.		Mthly Review w/GIO Functions (HR, Finance, & WPS)		Oct. 31, 2006
2.		Bi-mthly w/IT		Oct. 31, 2006

5.2. AVAGO Responsibilities:

Monitor value added service delivered by Dick Chang, CEO and Mercedes Johnson CFO.

Rev B	Avago Operating Company, Inc. Confidential	2

5.3. Contractor Employees Assigned to Complete Services & Deliverables

* Required only for Time and Material Billing

        Contractor Employees Assigned

Name	Title	Phone	Description of Work being performed	Will work be performed on site? (Y/N)	Bill Rate if applicable	Start Date	End Date

6. PAYMENT; EXPENSES; AND INVOICES

6.1 Payment

Payment by AVAGO Technologies. Inc. AVAGO will pay the undisputed amount due Contractor within forty-five (45) days from the date of the invoice. If any amount claimed by Contractor in any invoice is disputed by AVAGO, the parties will negotiate, in good faith, to resolve the dispute. Contractor’s acceptance of payment will constitute a waiver of any claims of Contractor for payment for services covered by the disputed invoice.

Mailing Address in the America’s: For all PO’s issued by AVAGO sites located in the United States, original invoices for services performed shall be sent directly to the “Bill-To” address printed on the applicable Purchase Order with a copy sent to the AVAGO Project Manager identified in this SOW.

Mailing address outside the America’s: For all PO’s issued by AVAGO sites located outside the United States, the “Bill-To” instructions on the Purchase Order must be followed. A copy of all invoices must be submitted to the AVAGO Project Manager identified in this SOW.

Right to Deny: AVAGO reserves the right to deny payment to Contractor if an invoice is submitted more than ninety (90) days after that portion of the work is complete or expenses were incurred.

6.2. Expenses

Expenses shall be paid subject to the Terms and Conditions of the Professional Service Agreement. Travel and per diem must be pre-approved in writing by the AVAGO Project Manager. When travel is required, expenses shall be limited to coach air fare, reasonable hotel and meals, and mid-size rental car, per AVAGO’s Travel Policy. Expenses will not be billed to AVAGO until it is consumed. Receipts will be submitted upon AVAGO’s request.

6.3. Invoices

Invoices should be submitted subject to the Terms and Conditions of the Master Agreement. Unless contract is fixed fee or lump sum, each invoice is to include an detail on the project, including, but not limited to, (1) Consultant, (2) Hours worked, (3) Bill Rate per hour/day/week, (4) Project Role and contribution, and (5) Expenses, (copies of all receipts to be made available upon AVAGO request).

7. OTHER TERMS AND CONDITIONS THAT SHALL APPLY TO THIS SOW

7.1. Instructional Materials:

If Contractor retains any rights in instructional materials, (as defined in aforementioned Master Agreement) or rights in advertising materials, so describe such rights:

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7.2. Copyrights:

Describe each party’s rights to copyright any software developed or any modifications or enhancements to existing software developed under this SOW. (if applicable)

7.3. Any Additional Matters:

FEE AND BILLING SCHEDULE:

Check one:

Fixed fee with payment schedule	☐ Lump Sum, one invoice	☐ Time & Materials, paid on milestones

By signing below, it is acknowledged that the financial model has been reviewed and approved by the AGILENT Functions Financial representative.

Agreement Sum and Billing Schedule:
Billing schedule
Phase/Milestone	Amount	Date
1. NA		Month/ year
2. NA		Month/ year
3. NA		Month/ year
4. NA		Month /year
NTE Expenses (Not To Exceed)
Total Agreement Sum (NTE):

Any material change to the scope of work in this SOW will be documented with a change order request form, agreed, dated and signed by both parties.

Any changes to the fees will be negotiated at the time of the change request.

IN WITNESS WHEREOF, the parties hereto have caused this Statement of Work to be signed by their duly authorized representatives.

CONTRACTOR:
Signature	Printed Name	Title	Date
	William Cornog	Director VP	1/26/06
Signature	Printed Name	Title	Date
Avago Technologies, Inc. c/o Kohlberg, Kravis Roberts & Co, L.P.
Authorized Signature	Printed Name	Title	Date
	Dick Chang	CEO	1/23/06
Authorized Signature	Printed Name	Title	Date
	Mercedes Johnson	CFO	1/27

Rev B	Avago Operating Company, Inc. Confidential	4

E-Mail Address:	Ted.kevranian@ avagotech.com	E-Mail Address:	CornW@kkr.com

3.2. Escalation Managers Assigned to this SOW.

The Escalation Managers will be the persons authorized to negotiate, in good faith, to resolve disputes relative to responsibilities as contained in this SOW.

AVAGO Escalation Manager:	Contractor Escalation Manager
Name:	Name:
Title:	Title:
Phone Number:	Phone Number:
Fax Number:	Fax Number:
E-Mail Address:	E-Mail Address:

4. SCOPE OF WORK:

Describe the objective, work product and services to be performed.

•	Day 2 support to GIO functions on their objectives, strategies, and budgets
•	Assist Avago staff in developing the process for 100 days plans and regular reviews

5. SERVICES TO BE DELIVERED UNDER THIS SOW:

5.1. Contractor Responsibilities:

Please refer to attached SOW

Milestones and Deliverables:

Performance Metrics
#	Milestone(s) and/or Deliverable(s)	Deliverable Specifications based on AVAGO’ criteria	Cost	Completion Date
1.		Mthly Review w/GIO Functions (HR, Finance, & WPS)		Oct. 31, 2006
2.		Bi-mthly w/IT		Oct. 31, 2006

5.2. AVAGO Responsibilities:

Monitor value added service delivered by Dick Chang, CEO and Mercedes Johnson CFO.

Rev B	Avago Operating Company, Inc. Confidential	2